UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

September 10, 2007

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

162 FIFTH AVENUE

SUITE 900

NEW YORK, NY 10010

(Address of principal executive offices and zip code)

(212) 994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On September 10, 2007, Antigenics Inc. issued a press release announcing the closing of an offering of common stock and class B convertible preferred stock to Fletcher International, Ltd., a copy of which is being furnished as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS, INC.

Date: September 10, 2007	By:	/s/ Shalini Sharp
Name: Shalini Sharp Title: Chief Financial Officer

EXHIBIT INDEX

The following designated exhibit is furnished herewith:

Exhibits:

Exhibit No.	Description

99.1	Press Release dated September 10, 2007